UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2020

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-09210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchangae on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.  Unregistered Sales of Equity Securities.

On April 15, 2020, Occidental Petroleum Corporation (the “Company”) paid the quarterly dividend on its Cumulative Perpetual Preferred Stock, Series A, par value $1.00 per share (the “Series A Preferred Stock”) in the form of shares of the Company’s Common Stock, par value $0.20 per share (the “Common Stock”).  Pursuant to the methodology set forth in the Certificate of Designations dated as of August 8, 2019 establishing the relative powers, preferences, rights, qualifications, limitations and restrictions of the Series A Preferred Stock, an aggregate of 17,274,130 shares of Common Stock were issued to the holders of record of the Series A Preferred Stock as of March 31, 2020.

In connection with the payment of the dividend on the Series A Preferred Stock, on April 15, 2020, the Company filed a prospectus supplement pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-232928) registering the shares of Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), for resale by the recipients thereof.  The Company will not receive any proceeds from any resale of such shares of Common Stock.

A copy of the validity opinion in respect of such shares of Common Stock is attached hereto as Exhibit 5.1 and incorporated herein by reference.

The issuance of the shares of Common Stock in payment of the dividend is exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

5.1	Opinion of Cravath, Swaine & Moore LLP regarding the validity of the securities being offered.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Nicole E. Clark
Name: Nicole E. Clark
Title: Vice President, Deputy General Counsel and Corporate Secretary

Date: April 15, 2020